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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 of 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2002

                             Bresler & Reiner, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                          O-6201            52-0903424
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          (State or other jurisdiction    (Commission        (IRS Employer
          of incorporation)               File Number)    Identification No.)


          401 M Street, S. W., Waterside Mall, Washington, DC 20024
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code    (202) 488-8800
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Item  7.  Financial Statements and Exhibits.

(a)       Financial Statements

          None.

(b)       Pro Forma Financial Information

          None.


(c)       Exhibits

          02.5  First Amended and Restated Shareholders Agreement

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bresler & Reiner, Inc.

                                        By: /s/ Sidney M. Bresler
                                            ----------------------
                                            Chief Executive Officer

Date:  August 8, 2002
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